INFORMATION STATEMENT
                                       OF
                               COMTECH GROUP, INC.
                      ROOM 10001, TOWER C, SKYWORTH BUILDING
                            HIGH TECH INDUSTRIAL PARK
                           NANSHAN, SHENZEN 5180, PRC

                  THIS INFORMATION STATEMENT IS BEING PROVIDED
                        TO YOU BY THE BOARD OF DIRECTORS
                             OF COMTECH GROUP, INC.

                        WE ARE NOT ASKING YOU FOR A PROXY
                          AND YOU ARE REQUESTED NOT TO
                                 SEND US A PROXY

          This Information Statement is being mailed or furnished to the stockholders of Comtech Group, Inc., a Maryland corporation (the "Company"), in connection with the approval by a majority of the Company's Board of Directors at a meeting of the Board of Directors held on September 27, 2004, of the corporate action referred to below and the subsequent adoption of such corporate action by written consent on September 27, 2004 of holders entitled to vote at least two - thirds of the aggregate shares of common stock par value $0.01 per share (the "Common Stock") of the Company representing 83.88% of the aggregate shares of Common Stock of the Company entitled to vote. Such approval and consent constitute the approval and consent of at least two - thirds of the total number of shares of outstanding common stock and are sufficient under the Maryland General Corporation Law and the Company's By-Laws to approve the action. Accordingly, this Information Statement is furnished solely for the purpose of informing the stockholders of the Company, in the manner required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of this corporate action before it takes effect.

         This Information Statement is intended to be mailed or furnished to the stockholders of the Company on or about October 11, 2004, and the transaction described herein shall not become effective until at least 20 days thereafter.

                               ACTION BY BOARD OF
                                  DIRECTORS AND
                             CONSENTING STOCKHOLDERS

          The following corporate action was authorized and approved by a majority of the Board of Directors of the Company at a meeting held on September 27, 2004, the minutes of which are attached hereto as EXHIBIT A, and by the written consent of holders entitled to vote at least two - thirds of the Common Stock on September 27, 2004, a copy of which is attached hereto as EXHIBIT B:

         1.  The  approval  of  an  amendment  to  the  Company's   Articles  of
Incorporation to increase the number of authorized shares of the Company's Common Stock from 50,000,000 to 200,000,000 shares.

         The reasons for, and general effect of, the Amendment to the Articles of Incorporation to increase the authorized number of shares of the Company's Common Stock is described in "AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK." A form of the Amendment is attached hereto as EXHIBIT C.

         The Board of Directors of the Company knows of no other matters other than those described in this Information Statement which have been recently approved or considered by the holders of the Company's Common Stock.

                                     GENERAL

         The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Company's Common Stock.

         The Company will only deliver one Information Statement to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. Upon written or oral request, the Company will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address: Room 10001, Tower C, Skyworth Building, High Tech Industrial Park, Nanshan, Shenzen 5180, PRC.

                        VOTING SECURITIES AND INFORMATION
                           ON CONSENTING STOCKHOLDERS

         Pursuant to the Maryland General Corporation Act, a vote by the holders of at least two - thirds of the Company's outstanding capital stock is required to effect the action described herein. The Company's Articles of Incorporation do not authorize cumulative voting. As of September 27, 2004, there were 44,422,050 shares of Common Stock, of which 29,614,700 shares are required to pass the stockholder resolution approving the action described herein. Each holder of Common Stock is entitled to one vote for each share held by such holder. The consenting stockholders voted in favor of the actions described herein in a written consent, dated September 27, 2004, attached hereto as EXHIBIT B. The consenting stockholders are collectively the record and beneficial owners of 37,261,978 shares, which represents 83.88% of the issued and outstanding shares of the Company's Common Stock. No consideration was paid for the consent. The consenting stockholders' names, and their beneficial holdings are as follows:

------------------------------------------- ------------------------------------ ---------------------------------
                   NAME                          SHARES BENEFICIALLY HELD                   PERCENTAGE
------------------------------------------- ------------------------------------ ---------------------------------
Comtech Global Investment Ltd.                         26,326,398(1)                          59.26%
------------------------------------------- ------------------------------------ ---------------------------------
Ren Investment International Ltd.                     10,935,580 (2)                          24.62%
------------------------------------------- ------------------------------------ ---------------------------------

         (1) Mr. Jeffrey Kang and his wife, Ms. Nan Ji, share voting and investment power over the shares held by Comtech Global Investment Ltd.

         (2) Mr. Jeffrey Kang, as sole director of Ren Investment International Ltd., has sole voting and investment power over the shares owned by Ren Investment International Ltd. Mr. Kang is not a shareholder of Ren Investment International Ltd.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth, as of September 27, 2004, certain information as to the stock ownership of (i) each person known by the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each of the Company's directors, and (iii) each of the Company's executive officers:


                                                Number of Shares Beneficially
Name of Beneficial Owner                                  Owned (1)                     Percentage Ownership
-----------------------------------------   --------------------------------------  ----------------------------
Jeffrey Kang                                             37,261,978 (2)                        83.88%

Amy Kong                                                          0(3)                          *

Bin Li                                                            0                             *

Zhou Li                                                           0(4)                          *

Jason Kim                                                         0(5)                          *

Mark S. Hauser                                              677,871(6)                          1.53%

Mark B. Segall                                              180,000(7)                          *

Comtech Global Investment, Ltd.                          26,326,398                            59.26%

Ren Investment International, Ltd.                       10,935,580                            24.62%

Purple Mountain Holding, Ltd.                             3,240,172                             7.29%

------------------------
* Represents less than one percent (1%)

(1)In computing the number of shares beneficially owned by a person and the percentage ownership of a person, shares of Common Stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days are deemed outstanding. Such shares, however, are not deemed outstanding for purposes of computing the percentage ownership of each other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock.

(2)Includes (i) 26,326,398 shares beneficially owned by Comtech Global Investment Ltd., over which Mr. Kang and his wife, Ms. Nan Ji, share voting and investment power, and (ii) 10,935,580 shares beneficially owned by Ren Investment International Ltd., over which Mr. Kang, as sole director, has sole voting and investment power. Mr. Kang is not a shareholder of Ren Investment International Ltd.

(3)Does not include shares held by Ren Investment International Ltd., in which Ms. Kong owns less than a 1% interest. Ms. Kong disclaims beneficial ownership of such shares.

(4)Does not include shares held by Ren Investment International Ltd., in which Mr. Li has an approximate 3.7% interest. Mr. Li disclaims beneficial ownership of such shares.

(5)Does not include shares held by Ren Investment International Ltd. in which Mr. Kim owns less than a 1% interest. Mr. Kim disclaims beneficial ownership of such shares.

(6)Includes warrants to purchase 468,337 shares.

(7)Includes 30,000 presently exercisable options and warrants to purchase an aggregate of 150,000 shares issued to Kidron Corporate Advisors LLC, an affiliate of Mark B. Segall.



                        NOTICE TO STOCKHOLDERS OF ACTIONS
                       APPROVED BY CONSENTING STOCKHOLDERS

         The following action has been approved by the written consent of holders entitled to vote at least two - thirds of the aggregate shares of Common Stock of the Company:

                              AMENDMENT TO ARTICLES
                   OF INCORPORATION TO INCREASE THE NUMBER OF
                                AUTHORIZED SHARES
                          OF THE COMPANY'S COMMON STOCK

         The Board of Directors adopted a resolution at a meeting of the Board of Directors to amend the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock of the Company. The Company is authorized to issue 50,000,000 shares of Common Stock. The amendment (the "Amendment") to the Company's Articles of Incorporation in the form attached hereto as EXHIBIT C, increases the authorized shares of the Company's Common Stock from 50,000,000 shares to 200,000,000 shares. Of the 50,000,000 shares of Common Stock currently authorized, 44,422,050 shares of Common Stock are issued and outstanding.

         Paragraph 4.1 of ARTICLE IV of the Company's Articles of Incorporation will read as follows:

         "4.1 Number of Shares Authorized; Par Value. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 200,000,000 shares of common stock, par value $0.01 per share (the "Common Stock").

         The Company is increasing the number of authorized shares of its Common Stock to provide additional shares for general corporate purposes, including stock dividends and splits, raising additional capital, issuance of shares pursuant to employee stock option plans, and for possible future acquisitions.

         The Company's officers may from time to time engage in discussions with other companies concerning the possible acquisition of such companies by the Company in which the Company may consider issuing stock as part or all of the acquisition price. The Board of Directors believes that an increase in the total number of shares of authorized Common Stock will better enable the Company to meet its future needs and give it greater flexibility in responding quickly to business opportunities. The increase will also provide additional shares for corporate purposes generally.

         The Board of Directors of the Company knows of no other matters other than those described in this Information Statement, which have been recently approved or considered by the holders of the Company's Common Stock.

                                        By Order of the Board of Directors

                                        Hope Ni
                                        Secretary

Dated:  September 27, 2004

                                    EXHIBIT A


                              MINUTES OF A MEETING

                            OF THE BOARD OF DIRECTORS

                             OF COMTECH GROUP, INC.

                               SEPTEMBER 27, 2004

         A meeting (the "Meeting") of the Board of Directors (the "Board") of Comtech Group, Inc., a Maryland corporation (the "Corporation"), was held on September 27, 2004. In attendance were the following members of the Board:
Jingwei (Jeffrey) Kang, Mark Hauser, Amy Kong and Li Zhou. The following members of the Board were not present: Mark Segall, Jason Kim and Bin Li. Also in
attendance  was  Hope  Ni,  Chief  Financial   Officer  and  Secretary  of  the
Corporation.

         Mr. Kang acted as Chairman of the Meeting and Ms. Ni was Secretary of the Meeting. There being a majority of the Directors of the Board present in person at the Meeting, the Chairman declared that there was a quorum and the Meeting could commence.

AMENDMENT TO INCREASE AUTHORIZED SHARES

         The first order of business was the discussion of an amendment to the Corporation's Articles of Incorporation to increase the Corporation's authorized shares of Common Stock. The Board discussed the reasons for increasing the authorized shares, including to provide additional shares for general corporate purposes, such as stock dividends and splits, raising additional capital, issuance of shares pursuant to employee stock option plans, and for possible future acquisitions. Upon motion duly made, properly seconded and unanimously approved, it is:

         RESOLVED, that an amendment to the Corporation's Articles of Incorporation to increase the number of authorized shares of the Corporation's Common Stock from 50,000,000 to 200,000,000 shares, is hereby approved;

         RESOLVED, the Articles of Incorporation of the Corporation are hereby amended so that Paragraph 4.1 of ARTICLE IV is amended in its entirety to read as follows:

         "4.1 Number of Shares Authorized; Par Value. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 200,000,000 shares of common stock, par value $0.001 per share (the "Common Stock")."

OMNIBUS AUTHORITY


         RESOLVED, that the officers of the Corporation be, and each of them individually hereby is, authorized, empowered and directed, to execute and file with the Secretary of State of Maryland any and all such certificates, amendments, instruments and documents, in the name of, and on behalf of, the Corporation, with such changes thereto as any officer may approve, and to take all such further action as they, or any of them, may deem necessary or appropriate to carry out the purpose and intent of the foregoing resolutions.

         Thereafter, there being no further matters to discuss, the Meeting was adjourned.


                                                     /s/ Hope Ni
                                                     Hope Ni, Secretary

                                    EXHIBIT B


                             WRITTEN CONSENT OF THE
                             STOCKHOLDERS OF
                               COMTECH GROUP, INC.


         The undersigned, constituting the holders of at least two - thirds of the outstanding capital stock of Comtech Group, Inc., a Maryland corporation (the "Company"), adopt the following resolutions by written consent in lieu of a meeting, pursuant to provisions of the Maryland General Corporation Law and the Company's By-laws:

         RESOLVED, that an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of the Company's Common Stock from 50,000,000 to 200,000,000 shares, in substantially the form attached hereto as Exhibit A, is hereby approved;

         RESOLVED, that the officers of the Company be, and each of them individually hereby is, authorized, empowered and directed, to execute and file with the Secretary of State of Maryland any and all such certificates, amendments, instruments and documents, in the name of, and on behalf of, the Company, with such changes thereto as any officer may approve, and to take all such further action as they, or any of them, may deem necessary or appropriate to carry out the purpose and intent of the foregoing resolutions.

         IN WITNESS WHEREOF, the 27th day of September, 2004.

                         Comtech Global Investment, Ltd.


                            By:/s/ Jeffrey Kang
                               ---------------------------------------------
                                  Jeffrey Kang, authorized officer

                            Ren Investment International, Ltd.

                            By:/s/ Jeffrey Kang
                               ---------------------------------------------
                                  Jeffrey Kang, authorized officer

                                    EXHIBIT C

                              ARTICLES OF AMENDMENT

         1. Comtech Group, Inc., a Maryland corporation (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

         2. The charter of the Corporation is hereby amended as follows:

         3. Paragraph 4.1 of ARTICLE IV of the Articles of Incorporation of the Corporation is hereby amended as follows:

         "4.1 Number of Shares Authorized; Par Value. Prior to the amendment of the Articles of Incorporation of the Corporation, the total number of shares of all classes of stock which the Corporation had authority to issue was 50,000,000 shares of common stock, par value $0.01 per share (the "Common Stock"). After giving effect to the amendment to the Articles of Incorporation of the Corporation, the total number of shares of all classes of stock which the Corporation shall have authority to issue is 200,000,000 shares of Common Stock, par value $0.01 per share."

         4. This amendment of the charter has been approved by the directors and shareholders.

         5. We, the undersigned President and Secretary swear under penalties of perjury that the foregoing is a corporate act.

/s/ Jeffrey Kang                        /s/ Hope Ni
------------------------                -----------------------------
Jeffrey  Kang, President                Hope Ni, Secretary



Comtech Group, Inc.
c/o Loeb & Loeb LLP
345 Park Avenue
New York, New York 10154


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